Exhibit 99.7



                                               For further information:
                                 Nancy Morovich, VP, Investor Relations
                                         Phone 504/576-5506, Fax - 2897
                                                    nmorovi@entergy.com

October 19, 2000

                   ENTERGY REPORTS A THIRD STRAIGHT
                      QUARTER OF RECORD EARNINGS

NEW ORLEANS - Entergy Corporation announced third quarter 2000 consolidated earnings per share of $1.34, compared with $1.16 in 1999. On an operational basis, Entergy earned $1.37 per share, up 19% when compared with $1.15 in 1999. Earnings per share from operations set a third quarter record for the company.

"With another record-breaking quarter for Entergy, we continue to exceed expectations and to establish a record of strong execution throughout the organization," said J. Wayne Leonard, Entergy's chief executive officer. "In a quarter full of various milestone achievements that position Entergy for industry leadership, it's significant that ongoing operations have consistently improved: customer service, reliability and safety continue to improve even more rapidly than the record earnings level. In addition to announcing a merger of equals with FPL Group, achievements during the quarter included: closing our joint venture with The Shaw Group, acquiring the nuclear decommissioning firm TLG Services, and breaking ground on the 425-megawatt RS Cogen facility in Louisiana. Also, just today we announced a settlement of the Delaney lawsuit, removing another uncertainty from our future."


Table 1 provides a comparative summary of earnings per share for the third quarter and year-to-date 2000.
------------------------------------------------------------------------
Table 1:  Entergy Corporation Consolidated Results
Third Quarter and Year-to-Date 2000 vs. 1999
------------------------------------------------------------------------
(Per share in U.S. $)
                               Third Quarter       Year-to-Date
                           2000   1999  Change  2000   1999  Change
As Reported
  U.S. Utility             1.27   1.15   0.12   2.35   2.11   0.24
  Parent & Other           0.01  (0.03)  0.04   0.08  (0.09)  0.17
  Competitive Businesses   0.06   0.04   0.02   0.34   0.20   0.14
                          ----------------------------------------
  Consolidated Earnings    1.34   1.16   0.18   2.77   2.22   0.55

Less Special Items
  U.S. Utility            (0.03)  0.01  (0.04) (0.09)     -  (0.09)
  Parent & Other              -      -      -      -      -      -
  Competitive Businesses      -      -      -   0.06   0.14  (0.08)
                          ----------------------------------------
  Total                   (0.03)  0.01  (0.04) (0.03)  0.14  (0.17)

Operational
  U.S. Utility             1.30   1.14   0.16   2.44   2.11   0.33
  Parent & Other           0.01  (0.03)  0.04   0.08  (0.09)  0.17
  Competitive Businesses   0.06   0.04   0.02   0.28   0.06   0.22
                          ----------------------------------------
  Consolidated Earnings    1.37   1.15   0.22   2.80   2.08   0.72

Weather Impact             0.17   0.11   0.06   0.18   0.11   0.07

Consolidated Operational   1.20   1.04   0.16   2.62   1.97   0.65
Earnings Excluding Weather
------------------------------------------------------------------------


Tables 2 and 3 provide third quarter and year-to-date 2000 vs. 1999 reported earnings variance analyses for "U.S. Utility and Parent & Other," "Competitive Businesses," and "Consolidated."
------------------------------------------------------------------------
Table 2:  Entergy Corporation Reported Earnings Variance Analysis
Third Quarter 2000 vs. 1999
------------------------------------------------------------------------
(Per share in U.S. $)          U.S.
                           Utility and   Competitive
                            Parent &     Businesses     Consolidated
                              Other
1999 earnings                  1.12          0.04           1.16
Net Revenue                    0.30   (a)       -           0.30
Share repurchase/              0.11          0.01           0.12
  dilution effect
Miscellaneous - net            0.01          0.05    (b)    0.06
Preferred dividend             0.01             -           0.01
  requirements
Income taxes - other           0.01          0.01           0.02
Taxes other than              (0.03)  (c)    0.01          (0.02)
  income taxes
Interest and other            (0.02)        (0.01)         (0.03)
  charges
Depreciation/amortization     (0.07)  (d)       -          (0.07)
Other O&M                     (0.16)  (e)   (0.05)   (f)   (0.21)
                              -----         -----          -----
2000 earnings                  1.28          0.06           1.34
                              -----         -----          -----
------------------------------------------------------------------------


------------------------------------------------------------------------
Table   3:   Entergy  Corporation  Reported   Earnings
Variance Analysis
Year-to-Date 2000 vs. 1999
------------------------------------------------------------------------
(Per share in U.S. $)          U.S.
                          Utility and   Competitive
                            Parent &    Businesses   Consolidated
                              Other
1999 earnings                 2.02          0.20          2.22
Net Revenue                   0.40   (a)    0.36   (g)    0.76
Share repurchase/             0.16          0.03          0.19
  dilution effect
Miscellaneous - net           0.05          0.13   (b)    0.18
Decommissioning               0.02             -          0.02
Preferred dividend            0.02             -          0.02
  requirements
Nuclear refueling             0.01             -          0.01
  outage
Interest and other            0.04         (0.04)            -
  charges
Taxes other than             (0.02)            -         (0.02)
  income taxes
Depreciation/amortization    (0.06)  (d)    0.01         (0.05)
Gain on sale of assets           -         (0.07)  (h)   (0.07)
Income taxes - other         (0.01)        (0.14)  (i)   (0.15)
Other O&M                    (0.20)  (e)   (0.14)  (f)   (0.34)
                             -----         -----         -----
2000 earnings                 2.43          0.34          2.77
                             -----         -----         -----
------------------------------------------------------------------------

Quarterly Overview

Third quarter 2000 consolidated revenues were up 12% compared with the same period of 1999, driven by an 18% increase at the utility. Utility revenues were higher due to strong sales growth across customer classes, fuel clause revenues, and more favorable weather. Third quarter revenues at the competitive businesses were down 0.6% in 2000 as compared with 1999 due to lower trading revenues at Entergy Wholesale Operations (EWO), partially offset by a slight increase in Pilgrim Nuclear Power Station revenues from a full quarter of ownership in 2000.

On a consolidated basis, third quarter 2000 fuel expenses increased 36% in 2000, rising significantly at the utility, offset partially by a decline at EWO due to lower trading volumes. The utility's fuel expense rose 65% on a quarterly basis due to both a rise in gas prices and an increase in generation. Purchased power was down at the utility in 2000, due to both lower volumes purchased and lower wholesale prices.

In the third quarter of 2000, other O&M increased 21% compared with third quarter 1999, as expenses rose at both the utility and the competitive businesses. Other O&M at the utility rose in 2000 as a result of increased nuclear expenses, including expenses related to the steam turbine inspections at Arkansas Nuclear One (ANO); other plant-related expenses; increased reliability spending; and increased storm damage accruals. Other O&M at the competitive businesses increased primarily as a result of higher O&M at Pilgrim (resulting from 3Q 2000 outage expenses and a full quarter of ownership in 2000 versus only two and a half months in 3Q 1999), as well as development cost reserves at EWO. Depreciation on a consolidated basis increased 17% in 2000, largely due to a 1999 adjustment that was identified as a special item. Quarterly operating income was down 0.6% on a consolidated basis in 2000.

Other income increased 67% in third quarter 2000, as miscellaneous net rose due to the liquidated damages received from Raytheon Engineers and Constructors for delayed construction of the Saltend plant in the United Kingdom. Interest expense increased 11% on a consolidated basis in 2000, largely as a result of an increase in long-term debt at the utility and short-term borrowing at the parent. The effective tax rate was 40.3% in third quarter 2000, slightly lower than 1999's rate of 41.6%.


U.S. Utility

In the third quarter of 2000, utility earnings on an as reported basis were $1.27 per share, compared with $1.15 for the same period in 1999. Third quarter 2000 results included a $(0.03) special item related to regulatory and reserve adjustments. On an operational basis, quarterly earnings per share were $1.30 in 2000, 14% higher than the $1.14 in third quarter 1999. Weather was more favorable in 2000, contributing $0.17 per share to third quarter earnings compared with $0.11 in 1999. Third quarter 2000 earnings per share were also helped by sales growth of 1.7% on a weather-adjusted volume basis (see appendix) and a reduction in the number of outstanding shares due to the share repurchase program. Partially offsetting these factors were current-period increases in O&M spending, primarily resulting from increased nuclear expenses (including expenses related to the steam turbine inspections at ANO), other plant-related expenses, increased reliability spending, and increased storm damage accruals.


Parent & Other

Parent & Other earnings per share were $0.01 in third quarter 2000, compared with a loss of $(0.03) in third quarter 1999. Results for the 2000 period benefited from lower O&M expenses at the parent, reclassifying of the Gulf States merger goodwill amortization from the parent to the utility, and telecommunications earnings. Partially offsetting these improvements were slightly lower investment income and higher interest expense in 2000.


Competitive Businesses

On both an as reported basis and an operational basis, the competitive businesses earned $0.06 per share in the third quarter of 2000, compared with $0.04 in the same period of 1999. Entergy Wholesale Operations reported earnings per share of $0.03 in the third quarter of 2000, unchanged from the same period in 1999. Strong trading earnings of $0.06 and liquidated damages of $0.07 for delayed construction of the Saltend project were partially offset by development cost reserves, compensation-related foreign tax adjustments and ongoing development expenses at EWO.

Entergy Nuclear earned $0.03 per share in the third quarter of 2000, equal to earnings in the third quarter of 1999. Both periods benefited from strong operations at the Pilgrim Nuclear Power Station, which has run at a 94% capacity factor in 2000.

The combined results of the competitive businesses in third quarter 2000 do not include a 1999 loss of $(0.02) per share reported by retail operations, which were divested in 1999.


Table 4 provides a 2000 vs. 1999 comparison of contributions by business for the third quarter and year-to-date, on both as reported and operational bases.

------------------------------------------------------------------------
Table 4: Competitive Businesses Contributions to Earnings Per Share Third Quarter and Year-to-Date 2000 vs. 1999
------------------------------------------------------------------------
(Per share in U.S. $)
                            Third Quarter            Year-to-Date
                       2000    1999  $ Change    2000  1999  $ Change
As Reported
Entergy Wholesale      0.03    0.03        -     0.21   0.05   0.16
  Operations
Entergy Nuclear        0.03    0.03        -     0.13   0.03   0.10
Divested Businesses       -   (0.02)    0.02       -    0.12  (0.12)
                       --------------------------------------------
   Total               0.06    0.04     0.02     0.34   0.20   0.14

Less Special Items
Entergy Wholesale         -       -        -     0.06  (0.01)  0.07
  Operations
Entergy Nuclear           -       -        -      -     -      -
Divested Businesses       -       -        -      -     0.15  (0.15)
                       --------------------------------------------
   Total                  -       -        -     0.06   0.14  (0.08)

Operational
Entergy Wholesale      0.03    0.03        -     0.15   0.06   0.09
  Operations
Entergy Nuclear        0.03    0.03        -     0.13   0.03   0.10
Divested Businesses       -   (0.02)    0.02       -   (0.03)  0.03
                       --------------------------------------------
   Total               0.06    0.04     0.02     0.28   0.06   0.22

------------------------------------------------------------------------


Share Repurchase Program

During the third quarter of 2000, 3.3 million shares were repurchased at a total cost of $108 million. From the initiation of the share repurchase program in July 1999 through September 30, 2000, $726 million was utilized to purchase 27.4 million shares. The merger agreement with FPL Group, announced on July 31, 2000, expanded Entergy's share repurchase program. Including the initial $750 million authorized by the Board in July 1999, the total amount authorized for repurchasing shares increased to $1.06 billion. The entire program is expected to be completed by the time of the merger's financial close.


Earnings Review and Outlook

"Financial results again were strong in the third quarter," said C. John Wilder, Entergy's chief financial officer. "The utility continued to perform extremely well, and the competitive businesses are making a growing contribution to the company's overall earnings. We are more confident than ever that 2000 will be an outstanding operational and financial year for Entergy. We are increasing our guidance on earnings to a range of $2.85 to $2.90 per share. This new range reflects 18 cents per share contributed by weather-induced earnings, and the remainder is attributed to improved operating performance expected at the utility and EWO."
Table 5 lists special items by business for the third quarter and year-to-date for 2000 and 1999. Special items are those events that are non-routine, are related to prior periods, or result from discontinued
operations.   The intent is to identify separately the earnings  impact
of special events in order to report solely the results of the company's ongoing operations.

------------------------------------------------------------------------
Table 5:  Entergy Corporation Special Items   (Shown as
positive / (negative) impact on earnings)
Third Quarter and Year-to-Date 2000 vs. 1999
------------------------------------------------------------------------
(Per share in U.S. $)
                                  Third Quarter  Year-to-Date
                             2000    1999  Change  2000   1999  Change
U.S. Utility Special Items
Regulatory and reserve      (0.03)  (0.03)    -   (0.09) (0.09)    -
  adjustments(j)
Depreciation adjustment              0.04  (0.04)         0.04  (0.04)
Change in unbilled revenue                                0.13  (0.13)
  estimate
SERI refund adjustments                                  (0.08)  0.08
                            -----------------------------------------
Total                       (0.03)   0.01  (0.04) (0.09)    -   (0.09)

Parent Special Items

Competitive Businesses Special Items
EWO - Freestone project sale                       0.06          0.06
EWO - write-off of start-up                              (0.01)  0.01
  costs per new accounting
  standard(k)
Divested Businesses - foreign                             0.10  (0.10)
  tax benefits
Divested Businesses - gain on                             0.03  (0.03)
  sale of Hyperion
Divested Businesses - CitiPower                           0.02  (0.02)
  purchase price adjustment
                            -----------------------------------------
Total                                              0.06   0.14  (0.08)


Total Special Items         (0.03)   0.01  (0.04) (0.03)  0.14  (0.17)
------------------------------------------------------------------------


Table 6 provides Entergy's projection of 2000 operational earnings  per share.
------------------------------------------------------------------------
Table 6: 2000 Earnings Per Share Guidance
------------------------------------------------------------------------
(Per share in U.S. $)
            1999         Changes in 2000          2000 Guidance 3Q 2000 YTD
                                                       Range    Operational
                                       Range of Impact
Utility             Share repurchase    0.17   0.18
(excluding           and other
weather)                                -----------
             2.17        Total          0.17   0.18  2.34 2.35      2.26

Entergy             Full year of        0.10   0.11
Nuclear              Pilgrim ownership
                                       ------------
             0.06         Total         0.10   0.11  0.16 0.17      0.13
Entergy             No Edesur sale     (0.07) (0.07)
Wholesale
Operations
                    U.K. projects       0.19   0.20
                     (LD's &
                     operations)
                    Improved trading    0.07   0.08
                    Development costs  (0.04) (0.04)
                     and other
                                        -----------
             0.05         Total         0.15   0.17  0.20 0.22      0.15

Parent &            Expense             0.20   0.21
Other                reductions & other
                    Reduced            (0.03) (0.03)
                     investment income
                                        -----------
            (0.20)        Total         0.17   0.18  (0.03)(0.02)   0.08

            ------------------------------------------------------------
Total        2.08                       0.59   0.64   2.67  2.72    2.62

Weather      0.09                                     0.18  0.18    0.18
 Impact
Total        2.17                                     2.85  2.90    2.80
 incl.
 weather

------------------------------------------------------------------------


Table 7 provides Entergy's projection of 2001 operational earnings per share.

------------------------------------------------------------------------
Table 7: 2001 Earnings Per Share Guidance
(Per share in U.S. $)
------------------------------------------------------------------------
               Proj.           Changes in 2001              2001
               2000                                       Guidance
            Operational                                      Range

                                          Range of Impact
Utility (excluding     Share repurchase &   0.11   0.12
weather)                other
                                           ------------
            2.34   2.35       Total         0.11   0.12     2.45   2.47

Entergy                Pilgrim outage &    (0.09) (0.08)
Nuclear                 lower PPA price
                       Indian Point 3 &     0.16   0.18
                        FitzPatrick
                        operations
                       Other                0.00   0.09
                                           ------------
            0.16   0.17       Total         0.07   0.19     0.23   0.36

Entergy                No liquidated       (0.17) (0.17)
 Wholesale              damages
 Operations
                       Saltend & Damhead    0.15   0.16
                        Creek operations
                                           ------------
            0.11   0.12       Total        (0.02) (0.01)    0.09   0.11


Entergy                Gateway Pipeline &   0.16   0.17
 Trading                Entergy-Koch L.P.
                                           ------------
            0.09   0.10       Total         0.16   0.17     0.25   0.27

Parent &               Lower investment    (0.09) (0.09)
 Other                  income
                                           ------------
           (0.03) (0.02)       Total       (0.09) (0.09)   (0.12) (0.11)

           ------------------------------------------------------------
Total       2.67   2.72                     0.23   0.38     2.90   3.10

Weather     0.18   0.18                                     0.00   0.00
 Impact
Total       2.85   2.90                                     2.90   3.10
 incl.
 weather
------------------------------------------------------------------------


Other Performance Highlights

Operating cash flows increased 5% in the third quarter of 2000 as compared with the same period in 1999 and rose 16% on a year-to-date basis in 2000. The increase largely resulted from higher net income in 2000 and was amplified on a per share basis with fewer shares in 2000 as a result of the share repurchase program.

In the twelve months ending September 30, 2000, cash return on average investment improved by 15% over the prior period to 6.8%. EBITDA increased significantly in the last twelve months, while the average investment was lower in the more recent period because non-productive assets were divested in late 1998. Return on average common equity rose even more dramatically in the most recent twelve months, up 18% to 9.2%. Net income was 21% higher in the last four quarters, while average common equity only increased 1%. This was due to higher retained earnings from strong net income growth being mostly offset by the share repurchase program's equity-lowering effect. With 10% fewer shares in 2000, the book value per share was higher for the period ending September 30, 2000 than for the earlier period.



Table 8 provides a comparative summary of key financial performance metrics for the third quarter and year-to-date 2000 vs. 1999.

------------------------------------------------------------------------
Table 8:  Entergy Corporation Key Financial Performance Metrics
Third Quarter and Year-to-Date 2000 vs. 1999
------------------------------------------------------------------------

                          Third Quarter             Year-to-Date
                       2000  1999  Change      2000    1999   Change
Operating cash flow    $437   $417    $20     $1,174  $1,009   $165
  ($ millions)
Operating cash flow   $1.95  $1.69  $0.26      $5.10   $4.09  $1.01
  per share

For 12 months ending    2000    1999    Change
  September 30
Cash return on          6.81%   5.94%   0.87%
  average investment(l)
Return on average       9.19%   7.79%   1.40%
  common equity(m)
Book value per         $32.14  $30.06   $2.08
  share(n)
End of period shares    220.1   243.3   (23.2)
  outstanding (millions)

------------------------------------------------------------------------

Entergy's common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol "ETR".

    Entergy Corporation's on-line address is http://www.entergy.com

***********************************************************************
**************************************************************
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained in the foregoing release with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, the onset of competition, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, movements in the markets for electricity and other energy-related commodities, changes in interest rates and in financial and foreign currency markets generally, changes in corporate strategies, and other factors.
_______________________________
(a) Net revenue increased primarily as a result of strong sales growth and hotter than normal weather. Weather-adjusted sales growth for the quarter and year-to-date was 1.7% (see appendix).

    Utility Net Revenue Variance Analysis, 2000 vs. 1999  ($ EPS)
            Third Quarter                    Year-to-Date
      Weather              0.06           Weather              0.07
      Sales growth/pricing 0.21           Sales growth/pricing 0.25
      Special items           -           Special items        0.03
      Other                0.03           Other                0.05
      Total                0.30           Total                0.40

(b) Miscellaneous-net for both the third quarter and year-to-date 2000 increased primarily as a result of liquidated damages received in compensation for lost earnings from operations of EWO's delayed Saltend plant in the U.K.
(c) Other taxes increased as a result of an adjustment in sales and use taxes stemming from recently completed state tax audits.
(d) Depreciation  increased  primarily  as  a  result  of   a   $0.04
    depreciation adjustment recorded as a special item in 3Q 1999 and also because of a current period increase in depreciable utility plant.
(e) Other O&M increased primarily as a result of increased nuclear expenses (including expenses related to the steam turbine inspections
    at   ANO),   other  plant-related  expenses,  increased   reliability
    spending, and increased storm damage accruals.
(f) Other O&M increased primarily as a result of higher O&M at the Pilgrim Nuclear Power Station (resulting from 3Q 2000 outage expenses and a full quarter of ownership in 2000 versus only two and a half months in 3Q 1999), as well as development cost reserves at EWO.
(g) Net revenue increased as a result of the inclusion of Pilgrim operations (acquired 7/13/99) and favorable trading operations at EWO.
(h) Gain on sale of assets decreased as a result of prior year gains of $0.07 per share on the sale of Edesur, $0.03 per share on the sale of Hyperion, and $0.02 per share for a CitiPower purchase price adjustment, offset by 2000's second quarter gain of $0.06 per share on the sale of EWO's Freestone project in Texas.
(i) Income taxes-other increased primarily as a result of foreign tax credits taken in 1999.
(j) Regulatory and reserve adjustments were made in the first and third quarters of 2000 for potential rate actions, rate refunds, and ongoing litigation.
(k) The new accounting standard is AICPA Statement of Position 98-5, "Recording the Costs of Start-Up Operations."
(l) "Cash return on average investment" is 12-months rolling EBITDA divided by average total assets plus accumulated depreciation less current liabilities - 1999 EBTIDA excludes the gains from sales of London Electricity and CitiPower. This metric is a measure of Entergy's ability to generate cash relative to its gross investments.
(m) "Return on average common equity" is 12-months rolling net income divided by average common equity - net income excludes all special
    items.   This  metric is a measure of Entergy's ability  to  generate profits from equity received from common shareholders.
(n) "Book value per share" is common equity divided by end of period shares outstanding. This metric is a measure of the book value of Entergy's net assets per share.


Entergy Corporation

Consolidating Balance Sheet
September 30, 2000
(Dollars in thousands)
(Unaudited)

                                                                   U.S.        Parent     Competitive  Eliminations   Consolidated
                                                                Utilities     Company      Businesses
                           ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                         $   67,757   $      198    $  43,301     $        -    $  111,255
    Temporary cash investments - at cost,
    which approximates market                                       341,090       60,499      718,704              -     1,120,292
    Special deposits                                                      -            -        1,542              -         1,542
                                                                -----------   ----------   ----------    -----------   -----------
     Total cash and cash equivalents                                408,846       60,697      763,546              -     1,233,089
                                                                -----------   ----------   ----------    -----------   -----------
Other temporary investments                                               -            -       21,897              -        21,897
Notes receivable                                                      1,577            -        2,590              -         4,166
Accounts receivable:
   Customer                                                         543,609            -          100              -       543,708
   Allowance for doubtful accounts                                   (6,943)           -       (2,064)             -        (9,007)
   Associated companies                                              14,713      107,703        4,852       (127,269)            -
   Other                                                             73,036         (516)     300,708              -       373,228
   Accrued unbilled revenues                                        433,784            -            -              -       433,784
                                                                -----------   ----------   ----------    -----------   -----------
     Total receivables                                            1,058,199      107,188      303,595       (127,269)    1,341,713
Deferred fuel costs                                                 539,000            -            -              -       539,000
Fuel inventory - at average cost                                    114,024            -        7,583           (528)      121,079
Materials and supplies - at average cost                            339,804          (13)      23,016              -       362,807
Rate deferrals                                                       19,797            -            -              -        19,797
Deferred nuclear refueling outage costs                              28,621            -            -              -        28,621
Prepayments and other                                                65,145        2,200        9,939              -        77,285
                                                                -----------   ----------   ----------    -----------   -----------
TOTAL                                                             2,575,014      170,072    1,132,165       (127,797)    3,749,454
                                                                -----------   ----------   ----------    -----------   -----------

OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity                          214    6,546,405            -     (6,546,405)          214
Decommissioning trust funds                                         898,651            -      456,135              -     1,354,785
Non-utility property - at cost (less accumulated
  depreciation)                                                     223,444            -      107,256              -       330,699
Non-regulated investments                                                 -        1,000      299,691              -       300,691
Other - at cost (less accumulated depreciation)                      17,929            -        4,439              -        22,368
                                                                -----------   ----------   ----------    -----------   -----------
TOTAL                                                             1,140,237    6,547,405      867,520     (6,546,405)    2,008,757
                                                                -----------   ----------   ----------    -----------   -----------

UTILITY PLANT

Electric                                                         23,512,481        4,340      155,534              -    23,672,355
Plant acquisition adjustment                                        394,431            -          300              -       394,731
Property under capital lease                                        768,135            -            -              -       768,135
Natural gas                                                         190,895            -            -              -       190,895
Construction work in progress                                       868,030        1,266    1,069,358              -     1,938,654
Nuclear fuel under capital lease                                    271,021            -            -              -       271,021
Nuclear fuel                                                         44,188            -       37,474              -        81,662
                                                                -----------   ----------   ----------    -----------   -----------
TOTAL UTILITY PLANT                                              26,049,181        5,606    1,262,666              -    27,317,453
Less - accumulated depreciation and amortization                 11,313,999        2,893       86,374              -    11,403,267
                                                                -----------   ----------   ----------    -----------   -----------
UTILITY PLANT - NET                                              14,735,182        2,712    1,176,292              -    15,914,186
                                                                -----------   ----------   ----------    -----------   -----------

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                                    1,402            -            -              -         1,402
    SFAS 109 regulatory asset - net                               1,002,350            -            -              -     1,002,350
    Unamortized loss on reacquired debt                             188,025            -            -              -       188,025
    Other regulatory assets                                         703,639            -            -              -       703,639
  Long-term receivables                                              30,281            -            -              -        30,281
  Other                                                             184,050      414,271      232,732       (402,046)      429,009
                                                                -----------   ----------   ----------    -----------   -----------
TOTAL                                                             2,109,748      414,271      232,732       (402,046)    2,354,706
                                                                -----------   ----------   ----------    -----------   -----------
TOTAL ASSETS                                                    $20,560,181   $7,134,460   $3,408,709    $(7,076,247)  $24,027,103
                                                                ===========   ==========   ==========    ===========   ===========
*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
September 30, 2000
(Dollars in thousands)
(Unaudited)

                                                                   U.S.        Parent     Competitive  Eliminations   Consolidated
                                                                Utilities     Company      Businesses

            LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt                               $   339,858    $       -    $  67,000    $         -   $   406,858
Notes payable:
  Associated companies                                                    -            -        5,322         (5,322)            -
  Other                                                                 715            -          321              -         1,036
Account payable:
  Associated companies                                                7,316        1,184       16,344        (24,844)            -
  Other                                                             591,989        4,400      270,199              -       866,587
Customer deposits                                                   168,163            -            -              -       168,163
Taxes accrued                                                       578,503       13,648      181,489              -       773,641
Accumulated deferred income taxes                                   159,710            -           20              -       159,730
Nuclear refueling outage costs                                        6,854            -            -              -         6,854
Interest accrued                                                    150,288          (17)       5,477              -       155,748
Co-owner advances                                                    13,250            -            -         (8,129)        5,121
Obligations under capital leases                                    176,224            -            -              -       176,224
Other                                                               188,950       13,355       33,897        (22,533)      213,668
                                                                -----------   ----------   ----------    -----------   -----------
TOTAL                                                             2,381,819       32,571      580,069        (60,829)    2,933,630
                                                                -----------   ----------   ----------    -----------   -----------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                                 3,310,198      (18,105)    (103,412)             -     3,188,681
Accumulated deferred investment tax credits                         500,229            -            -              -       500,229
Obligations under capital leases                                    181,810            -           15              -       181,825
FERC settlement - refund obligation                                  32,471            -            -              -        32,471
Other regulatory liabilities                                        252,173            -            -              -       252,173
Decommisioning                                                      288,172            -      449,097              -       737,269
Transition to competition                                           201,797            -            -              -       201,797
Regulatory reserves                                                 341,551            -            -              -       341,551
Accumulated provisions                                              282,194            -       10,100              -       292,294
Other                                                               706,439       50,547      203,949       (394,444)      566,489
                                                                -----------   ----------   ----------    -----------   -----------
TOTAL                                                             6,097,034       32,442      559,748       (394,444)    6,294,779
                                                                -----------   ----------   ----------    -----------   -----------

Long-term debt                                                    6,037,260            -    1,144,078        (74,569)    7,106,769
Preferred stock with sinking fund                                    69,650            -            -              -        69,650
Preference stock                                                          -            -            -              -             -
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures                  215,000            -            -              -       215,000

SHAREHOLDERS' EQUITY

  Preferred stock without sinking fund                              331,240            -            -              -       331,240
  Common stock                                                    2,225,870        2,472      664,577     (2,890,446)        2,472
       Authorized shares  500,000,000
       Issued shares CY  247,172,239
  Paid-in capital                                                 1,779,381    4,636,811      891,571     (2,670,952)    4,636,811
  Retained earnings                                               1,422,928    3,216,395     (360,841)    (1,062,087)    3,216,395
  Accumulated other comprehensive income:
    Cumulative foreign currency translation adjustment                    -      (71,081)     (71,081)        71,081       (71,081)
    Net unrealized investment gains (losses)                              -            -        6,588              -         6,588
  Less - treasury stock, at cost                                          -      715,150        6,000         (6,000)      715,150
       Shares CY  27,040,581

                                                                -----------   ----------   ----------    -----------   -----------
TOTAL                                                             5,759,418    7,069,447    1,124,814     (6,546,405)    7,407,275
                                                                -----------   ----------   ----------    -----------   -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $20,560,181   $7,134,460   $3,408,709    $(7,076,247)  $24,027,103
                                                                ===========   ==========   ==========    ===========   ===========

*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Balance Sheet
December 31, 1999
(Dollars in thousands)
(Unaudited)

                                                             U.S.        Parent     Competitive Eliminations   Consolidated
                                                           Utilities    Company      Businesses
                         ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                    $  35,970     $     14     $ 72,214   $         -   $   108,198
    Temporary cash investments - at cost,
    which approximates market                                 101,199       16,479      987,843             -     1,105,521
    Special deposits                                                -            -            -             -             -
                                                          -----------   ----------   ----------   -----------   -----------
     Total cash and cash equivalents                          137,169       16,493    1,060,057             -     1,213,719
                                                          -----------   ----------   ----------   -----------   -----------
Other temporary investments                                         -            -      321,351             -       321,351
Notes receivable                                                   97            -        2,064             -         2,161
Accounts receivable:
   Customer                                                   290,240            -           91             -       290,331
   Allowance for doubtful accounts                             (6,943)           -       (2,564)            -        (9,507)
   Associated companies                                        16,293      177,501         (319)     (193,476)            -
   Other                                                       55,190          (51)     152,759             -       207,898
   Accrued unbilled revenues                                  298,616            -            -             -       298,616
                                                          -----------   ----------   ----------   -----------   -----------
     Total receivables                                        653,397      177,450      149,967      (193,476)      787,338
Deferred fuel costs                                           240,661            -            -             -       240,661
Fuel inventory - at average cost                               87,362            -        7,424          (366)       94,419
Materials and supplies - at average cost                      370,681          (18)      21,741             -       392,403
Rate deferrals                                                 30,394            -            -             -        30,394
Deferred nuclear refueling outage costs                        58,119            -            -             -        58,119
Prepayments and other                                          52,836        2,100       23,628             -        78,567
                                                          -----------   ----------   ----------   -----------   -----------
TOTAL                                                       1,630,717      196,025    1,586,232      (193,841)    3,219,132
                                                          -----------   ----------   ----------   -----------   -----------

OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity                    214    6,707,894            -    (6,707,894)          214
Decommissioning trust funds                                   815,014            -      431,009             -     1,246,023
Non-utility property - at cost (less accumulated
  depreciation)                                               217,622            -       99,544             -       317,165
Non-regulated investments                                           -            -      198,003             -       198,003
Other - at cost (less accumulated depreciation)                16,714            -            -             -        16,714
                                                          -----------   ----------   ----------   -----------   -----------
TOTAL                                                       1,049,563    6,707,894      728,556    (6,707,894)    1,778,119
                                                          -----------   ----------   ----------   -----------   -----------

UTILITY PLANT

Electric                                                   23,003,335        4,340      155,486             -    23,163,161
Plant acquisition adjustment                                        -      406,630          300             -       406,929
Property under capital lease                                  768,500            -            -             -       768,500
Natural gas                                                   186,041            -            -             -       186,041
Steam products                                                      -            -            -             -             -
Construction work in progress                                 708,431          688      791,498             -     1,500,617
Nuclear fuel under capital lease                              286,476            -            -             -       286,476
Nuclear fuel                                                   39,506            -       48,186             -        87,693
                                                          -----------   ----------   ----------   -----------   -----------
TOTAL UTILITY PLANT                                        24,992,289      411,658      995,470             -    26,399,417
Less - accumulated depreciation and amortization           10,813,031        2,242       83,387             -    10,898,661
                                                          -----------   ----------   ----------   -----------   -----------
UTILITY PLANT - NET                                        14,179,258      409,415      912,083             -    15,500,756
                                                          -----------   ----------   ----------   -----------   -----------

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                             16,581            -            -             -        16,581
    SFAS 109 regulatory asset - net                         1,068,006            -            -             -     1,068,006
    Unamortized loss on reacquired debt                       198,631            -            -             -       198,631
    Other regulatory assets                                   637,870            -            -             -       637,870
  Long-term receivables                                        32,260            -            -             -        32,260
  Other                                                       143,863       47,574      342,294             -       533,732
                                                          -----------   ----------   ----------   -----------   -----------
TOTAL                                                       2,097,211       47,574      342,294             -     2,487,080
                                                          -----------   ----------   ----------   -----------   -----------

TOTAL ASSETS                                              $18,956,750   $7,360,908   $3,569,164   $(6,901,735)  $22,985,087
                                                          ===========   ==========   ==========   ===========   ===========

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 1999
(Dollars in thousands)
(Unaudited)

                                                             U.S.        Parent     Competitive Eliminations   Consolidated
                                                           Utilities    Company      Businesses


          LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES

Currently maturing long-term debt                          $  194,555     $      -   $        -     $       -   $   194,555
Notes payable:
  Associated companies                                              -            -            -             -             -
  Other                                                           716      120,000            -             -       120,715
Account payable:
  Associated companies                                          1,604        2,165       21,807       (25,577)            -
  Other                                                       468,278       17,786      221,614             -       707,678
Customer deposits                                             161,909            -            -             -       161,909
Taxes accrued                                                 270,644        9,142      165,891             -       445,677
Accumulated deferred income taxes                              72,640            -            -             -        72,640
Nuclear refueling outage costs                                 11,216            -            -             -        11,216
Interest accrued                                              126,177          148        2,702             -       129,028
Co-owner advances                                              15,147            -            -        (8,129)        7,018
Obligations under capital leases                              178,247            -            -             -       178,247
Other                                                         213,583        6,251       24,054      (118,139)      125,749
                                                          -----------   ----------   ----------   -----------   -----------
TOTAL                                                       1,714,717      155,493      436,067      (151,845)    2,154,432
                                                          -----------   ----------   ----------   -----------   -----------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                           3,443,734      (16,165)    (117,229)            -     3,310,340
Accumulated deferred investment tax credits                   519,910            -            -             -       519,910
Obligations under capital leases                              205,464            -            -             -       205,464
FERC settlement - refund obligation                            37,337            -            -             -        37,337
Other regulatory liabilities                                  199,139            -            -             -       199,139
Decommisioning                                                268,697            -      434,756             -       703,453
Transition to competition                                     157,034            -            -             -       157,034
Regulatory reserves                                           378,307            -            -             -       378,307
Accumulated provisions                                        222,008       57,938         (522)            -       279,425
Other                                                         250,338       39,216      237,840         7,763       535,156
                                                          -----------   ----------   ----------   -----------   -----------
TOTAL                                                       5,681,969       80,989      554,845         7,763     6,325,565
                                                          -----------   ----------   ----------   -----------   -----------

Long-term debt                                              5,623,974            -    1,038,370       (49,760)    6,612,583
Preferred stock with sinking fund                              69,650            -            -             -        69,650
Preference stock                                              150,000            -            -             -       150,000
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures            215,000            -            -             -       215,000

SHAREHOLDERS' EQUITY

  Preferred stock without sinking fund                        338,455            -            -             -       338,455
  Common stock                                              2,225,870        2,471      659,561    (2,885,431)        2,471
       Authorized shares  500,000,000
       Issued shares CY  247,082,345
  Paid-in capital                                           1,779,316    4,636,163      835,400    (2,614,718)    4,636,163
  Retained earnings                                         1,157,800    2,786,467      124,726    (1,282,527)    2,786,467
  Accumulated other comprehensive income:
    Cumulative foreign currency translation adjustment              -      (68,782)     (68,782)       68,782       (68,782)
    Net unrealized investment gains (losses)                        -            -       (5,023)            -        (5,023)
  Less - treasury stock, at cost                                    -      231,894        6,000        (6,000)      231,894
       Shares CY  8,045,434
                                                          -----------   ----------   ----------   -----------   -----------
TOTAL                                                       5,501,441    7,124,426    1,539,883    (6,707,893)    7,457,857
                                                          -----------   ----------   ----------   -----------   -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $18,956,750   $7,360,908   $3,569,164   $(6,901,735)  $22,985,087
                                                          ===========   ==========   ==========   ===========   ===========

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
September 30, 2000 vs December 31, 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                             U.S.        Parent     Competitive Eliminations   Consolidated
                                                           Utilities     Company     Businesses
                        ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                   $   31,787    $     184    $ (28,913)   $        -    $    3,057
    Temporary cash investments - at cost,
    which approximates market                                 239,890       44,020     (269,139)            -        14,771
    Special deposits                                                -            -        1,542             -         1,542
                                                           ----------    ---------    ---------    ----------    ----------
     Total cash and cash equivalents                          271,677       44,204     (296,511)            -        19,370
                                                           ----------    ---------    ---------    ----------    ----------
Other temporary investments                                         -            -     (299,455)            -      (299,455)
Notes receivable                                                1,479            -          526             -         2,005
Accounts receivable:                                                -            -            -             -             -
   Customer                                                   253,368            -            8             -       253,377
   Allowance for doubtful accounts                                  -            -          500             -           500
   Associated companies                                        (1,580)     (69,798)       5,171        66,207             -
   Other                                                       17,846         (465)     147,949             -       165,330
   Accrued unbilled revenues                                  135,168            -            -             -       135,168
                                                           ----------    ---------    ---------    ----------    ----------
     Total receivables                                        404,802      (70,262)     153,628        66,207       554,375
Deferred fuel costs                                           298,340            -            -             -       298,340
Fuel inventory - at average cost                               26,663            -          159          (162)       26,660
Materials and supplies - at average cost                      (30,878)           6        1,275             -       (29,597)
Rate deferrals                                                (10,597)           -            -             -       (10,597)
Deferred nuclear refueling outage costs                       (29,498)           -            -             -       (29,498)
Prepayments and other                                          12,309          100      (13,689)            -        (1,281)
                                                           ----------    ---------    ---------    ----------    ----------
TOTAL                                                         944,297      (25,953)    (454,067)       66,045       530,322
                                                           ----------    ---------    ---------    ----------    ----------

OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity                      -     (161,489)           -       161,489             -
Decommissioning trust funds                                    83,637            -       25,126             -       108,762
Non-utility property - at cost (less accumulated
   depreciation)                                                5,822            -        7,712             -        13,534
Non-regulated investments                                           -        1,000      101,687             -       102,687
Other - at cost (less accumulated depreciation)                 1,216            -        4,439             -         5,655
                                                           ----------    ---------    ---------    ----------    ----------
TOTAL                                                          90,674     (160,489)     138,965       161,489       230,638
                                                           ----------    ---------    ---------    ----------    ----------

UTILITY PLANT

Electric                                                      509,146            -           49             -       509,195
Plant acquisition adjustment                                  394,431     (406,630)           -             -       (12,199)
Property under capital lease                                     (364)           -            -             -          (364)
Natural gas                                                     4,853            -            -             -         4,853
Steam products                                                      -            -            -             -             -
Construction work in progress                                 159,599          578      277,860             -       438,037
Nuclear fuel under capital lease                              (15,455)           -            -             -       (15,455)
Nuclear fuel                                                    4,682            -      (10,712)            -        (6,031)
                                                           ----------    ---------    ---------    ----------    ----------
TOTAL UTILITY PLANT                                         1,056,892     (406,052)     267,196             -       918,036
Less - accumulated depreciation and amortization              500,968          651        2,987             -       504,606
                                                           ----------    ---------    ---------    ----------    ----------
UTILITY PLANT - NET                                           555,924     (406,703)     264,209             -       413,430
                                                           ----------    ---------    ---------    ----------    ----------

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                            (15,179)           -            -             -       (15,179)
    SFAS 109 regulatory asset - net                           (65,656)           -            -             -       (65,656)
    Unamortized loss on reacquired debt                       (10,606)           -            -             -       (10,606)
    Other regulatory assets                                    65,769            -            -             -        65,769
  Long-term receivables                                        (1,979)           -            -             -        (1,979)
  Other                                                        40,187      366,698     (109,562)     (402,046)     (104,723)
                                                           ----------    ---------    ---------    ----------    ----------
TOTAL                                                          12,537      366,698     (109,562)     (402,046)     (132,374)
                                                           ----------    ---------    ---------    ----------    ----------

TOTAL ASSETS                                               $1,603,431    $(226,448)   $(160,455)   $ (174,512)   $1,042,016
                                                           ==========    =========    =========    ==========    ==========
*Totals may not foot due to rounding.




Entergy Corporation

Consolidating Balance Sheet
September 30, 2000 vs December 31, 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                             U.S.        Parent     Competitive Eliminations   Consolidated
                                                           Utilities     Company     Businesses

         LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                         $   145,303   $        -    $  67,000   $         -    $  212,303
Notes payable:
  Associated companies                                              -            -        5,322        (5,322)            -
  Other                                                            (1)    (120,000)         321             -      (119,679)
Account payable:
  Associated companies                                          5,712         (981)      (5,463)          732             -
  Other                                                       123,712      (13,386)      48,584             -       158,909
Customer deposits                                               6,254            -            -             -         6,254
Taxes accrued                                                 307,859        4,506       15,599             -       327,964
Accumulated deferred income taxes                              87,069            -           20             -        87,089
Nuclear refueling outage costs                                 (4,362)           -            -             -        (4,362)
Interest accrued                                               24,111         (166)       2,775             -        26,720
Co-owner advances                                              (1,897)           -            -             -        (1,897)
Obligations under capital leases                               (2,023)           -            -             -        (2,023)
Other                                                         (24,633)       7,104        9,842        95,606        87,919
                                                           ----------    ---------    ---------    ----------    ----------
TOTAL                                                         667,102     (122,922)     144,002        91,016       779,197
                                                           ----------    ---------    ---------    ----------    ----------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                            (133,537)      (1,940)      13,817             -      (121,660)
Accumulated deferred investment tax credits                   (19,681)           -            -             -       (19,681)
Obligations under capital leases                              (23,654)           -           15             -       (23,638)
FERC settlement - refund obligation                            (4,867)           -            -             -        (4,867)
Other regulatory liabilities                                   53,034            -            -             -        53,034
Decommisioning                                                 19,475            -       14,341             -        33,815
Transition to competition                                      44,764            -            -             -        44,764
Regulatory reserves                                           (36,756)           -            -             -       (36,756)
Accumulated provisions                                         60,186      (57,938)      10,622             -        12,870
Other                                                         456,102       11,331      (33,891)     (402,207)       31,332
                                                           ----------    ---------    ---------    ----------    ----------
TOTAL                                                         415,065      (48,547)       4,904      (402,207)      (30,786)
                                                           ----------    ---------    ---------    ----------    ----------

Long-term debt                                                413,287            -      105,708       (24,809)      494,186
Preferred stock with sinking fund                                   -            -            -             -             -
Preference stock                                             (150,000)           -            -             -      (150,000)
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures                  -            -            -             -             -

SHAREHOLDERS' EQUITY

  Preferred stock without sinking fund                         (7,215)           -            -             -        (7,215)
  Common stock                                                      -            1        5,016        (5,016)            1
       Authorized shares
       Issued shares CY
  Paid-in capital                                                  65          647       56,171       (56,235)          648
  Retained earnings                                           265,127      429,928     (485,567)      220,440       429,929
  Accumulated other comprehensive income:
    Cumulative foreign currency translation adjustment              -       (2,298)      (2,299)        2,299        (2,298)
    Net unrealized investment gains (losses)                        -            -       11,611             -        11,611
  Less - treasury stock, at cost                                    -      483,257            -             -       483,257
                                                           ----------    ---------    ---------    ----------    ----------
TOTAL                                                         257,977      (54,979)    (415,068)      161,488       (50,582)
                                                           ----------    ---------    ---------    ----------    ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $1,603,431    $(226,448)   $(160,455)   $ (174,512)   $1,042,016
                                                           ==========    =========    =========    ==========    ==========
*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Income Statement
Three Months Ended September 30, 2000
(Dollars in thousands)
(Unaudited)
                                                                 U.S.    Parent & Competitive              Consolidated
                                                              Utilities   Other   Businesses  Eliminations

OPERATING REVENUES:
     Domestic electric                                        $2,390,667    $    -   $      -      $(5,580)  $2,385,087
     Natural gas                                                  21,815         -          -            -       21,815
     Steam products                                                    -         -          -            -            -
     Competitive businesses                                            -     8,239  1,028,390      (11,977)   1,024,653
                                                              ----------    ------  ---------      -------   ----------
                         Total                                 2,412,482     8,239  1,028,390      (17,557)   3,431,555

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for     725,564         -     69,655         (438)     794,782
             resale
          Purchased power                                        313,666         -    857,210      (12,731)   1,158,145
                                                              ----------    ------  ---------      -------   ----------
     Gross Margin                                              1,373,252     8,239    101,525       (4,388)   1,478,628
     Margin %                                                      56.9%    100.0%       9.9%        25.0%        43.1%

          Nuclear refueling outage expenses                       18,439         -          -            -       18,439
          Other operation and maintenance                        398,059    16,255     95,046       (4,981)     504,379
     Decommissioning                                              11,505         -          -            -       11,505
     Taxes other than income taxes                               101,266       332      1,591            -      103,188
                                                              ----------    ------  ---------      -------   ----------
                         Total                                 1,568,499    16,587  1,023,502      (18,150)   2,590,438
                                                              ----------    ------  ---------      -------   ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                 843,983    (8,348)     4,888          593      841,117
                                                              ----------    ------  ---------      -------   ----------
Margin %                                                           35.0%   (101.3%)      0.5%        (3.4%)       24.5%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                               186,042       813      2,111            -      188,967
     Other regulatory charges (credits)                           47,816         -          -            -       47,816
     Amortization of rate deferrals                               10,497         -          -            -       10,497
                                                              ----------    ------  ---------      -------   ----------
                        Total                                    244,355       813      2,111            -      247,280
                                                              ----------    ------  ---------      -------   ----------

OPERATING INCOME (LOSS)                                          599,628    (9,161)     2,777          593      593,837
                                                              ----------    ------  ---------      -------   ----------
Margin %                                                           24.9%   (111.2%)      0.3%        (3.4%)       17.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction           9,163         -          -            -        9,163
     Gain/(loss) on sale of assets - net                             548         -       (832)           -         (284)
     Miscellaneous - net                                          10,916    15,878     29,670       (2,590)      53,873
                                                              ----------    ------  ---------      -------   ----------
                          Total                                   20,627    15,878     28,838       (2,590)      62,752
                                                              ----------    ------  ---------      -------   ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                  121,338         -        126            -      121,464
     Other interest - net                                         11,148     5,512      7,912       (1,997)      22,576
     Distributions on preferred securities of subsidiaries         4,709         -          -            -        4,709
     Allowance for borrowed funds used during construction        (6,776)        -          -            -       (6,776)
                                                              ----------    ------  ---------      -------   ----------
                         Total                                   130,419     5,512      8,038       (1,997)     141,973
                                                              ----------    ------  ---------      -------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                                489,836     1,205     23,577            -      514,616

INCOME TAXES                                                     199,142    (1,417)    10,202            -      207,927
                                                              ----------    ------  ---------      -------   ----------

CONSOLIDATED NET INCOME (LOSS)                                   290,694     2,622     13,375            -      306,689

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                          6,755         -          -            -        6,755
                                                              ----------    ------  ---------      -------   ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                     $ 283,939    $2,622    $13,375       $    -   $  299,934
                                                              ==========    ======  =========      =======   ==========
Margin %                                                           11.8%     31.8%       1.3%            -         8.7%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                            $1.28     $0.01      $0.06                     $1.35
  DILUTED                                                          $1.27     $0.01      $0.06                     $1.34
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC													    222,159,091
  DILUTED                                                                                                   224,352,165

*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Income Statement
Three Months Ended September 30, 1999
(Dollars in thousands)
(Unaudited)
                                                                U.S.    Parent & Competitive              Consolidated
                                                             Utilities   Other   Businesses   Eliminations

OPERATING REVENUES:
     Domestic electric                                       $2,025,842     $   -    $      -      $(6,329)  $2,019,513
     Natural gas                                                 18,441         -           -            -       18,441
     Steam products                                                   -         -           -            -            -
     Competitive businesses                                           -         -   1,034,529       (7,948)   1,026,581
                                                             ----------    ------   ---------      -------   ----------
                         Total                                2,044,283         -   1,034,529      (14,277)   3,064,535

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased        438,591         -     146,339         (719)     584,211
            for resale
          Purchased power                                       360,862         -     787,923       (8,930)   1,139,855
                                                             ----------    ------   ---------      -------   ----------

     Gross Margin                                             1,244,830         -     100,267       (4,628)   1,340,469
     Margin %                                                     60.9%         -        9.7%        32.4%        43.7%

          Nuclear refueling outage expenses                      19,594         -           -            -       19,594
          Other operation and maintenance                       334,484    14,855      73,071       (5,071)     417,339
     Decommissioning                                             11,572         -           -            -       11,572
     Taxes other than income taxes                               88,610       115       4,303            -       93,028
                                                             ----------    ------   ---------      -------   ----------
                         Total                                1,253,713    14,970   1,011,636      (14,720)   2,265,599
                                                             ----------    ------   ---------      -------   ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                790,570   (14,970)     22,893          443      798,936
                                                             ----------    ------   ---------      -------   ----------
Margin %                                                          38.7%         -        2.2%        (3.1%)       26.1%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                              159,088       248       2,280            -      161,616
     Other regulatory charges (credits)                          29,003         -           -            -       29,003
     Amortization of rate deferrals                              10,722         -           -            -       10,722
                                                             ----------    ------   ---------      -------   ----------
                        Total                                   198,813       248       2,280            -      201,341
                                                             ----------    ------   ---------      -------   ----------

OPERATING INCOME (LOSS)                                         591,757   (15,218)     20,613          443      597,595
                                                             ----------    ------   ---------      -------   ----------
Margin %                                                          28.9%         -        2.0%        (3.1%)       19.5%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction          7,877         -           -            -        7,877
     Gain/(loss) on sale of assets - net                            605       (18)          -            -          587
     Miscellaneous - net                                         12,145    11,492       7,501       (2,061)      29,077
                                                             ----------    ------   ---------      -------   ----------
                          Total                                  20,627    11,474       7,501       (2,061)      37,541
                                                             ----------    ------   ---------      -------   ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                 116,348         -         267            -      116,615
     Other interest - net                                        11,098       312       3,129       (1,618)      12,921
     Distributions on preferred securities of subsidiaries        4,709         -           -            -        4,709
     Allowance for borrowed funds used during construction       (6,064)        -           -            -       (6,064)
                                                             ----------    ------   ---------      -------   ----------
                         Total                                  126,091       312       3,396       (1,618)     128,181
                                                             ----------    ------   ---------      -------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                               486,293    (4,056)     24,718            -      506,955

INCOME TAXES                                                    193,996     2,062      14,739            -      210,797
                                                             ----------    ------   ---------      -------   ----------

CONSOLIDATED NET INCOME (LOSS)                                  292,297    (6,118)      9,979            -      296,158

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                         9,939         -           -            -        9,939
                                                             ----------    ------   ---------      -------   ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                   $  282,358  $ (6,118)   $  9,979      $     -   $  286,219
                                                             ==========  ========   =========      =======   ==========
Margin %                                                          13.8%         -        1.0%            -         9.3%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                           $1.15    ($0.03)      $0.04                     $1.16
  DILUTED                                                         $1.15    ($0.03)      $0.04                     $1.16
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC													    246,253,929
  DILUTED                                                                                                   246,389,119

*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Income Statement
Three Months Ended September 30, 2000 vs. 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                                 U.S.    Parent & Competitive             Consolidated
                                                              Utilities   Other   Businesses  Eliminations

OPERATING REVENUES:
     Domestic electric                                         $364,825  $      -   $      -       $  749  $  365,574
     Natural gas                                                  3,374         -          -            -       3,374
     Steam products                                                   -         -          -            -           -
     Competitive businesses                                           -     8,239     (6,139)      (4,029)     (1,928)
                                                               --------  --------   --------       ------  ----------
                         Total                                  368,199     8,239     (6,139)      (3,280)    367,020

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for    286,973         -    (76,684)         281     210,571
            resale
          Purchased power                                       (47,196)        -     69,287       (3,801)     18,290
                                                               --------  --------   --------       ------  ----------

     Gross Margin                                               128,422     8,239      1,258          240     138,159
     Margin %                                                     (4.0%)   100.0%       0.2%        (7.4%)      (0.7%)

          Nuclear refueling outage expenses                      (1,155)        -          -            -      (1,155)
          Other operation and maintenance                        63,575     1,400     21,975           90      87,040
     Decommissioning                                                (67)        -          -            -         (67)
     Taxes other than income taxes                               12,656       217     (2,712)           -      10,160
                                                               --------  --------   --------       ------  ----------
                         Total                                  314,786     1,617     11,866       (3,430)    324,839
                                                               --------  --------   --------       ------  ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                 53,413     6,622    (18,005)         150      42,181
                                                               --------  --------   --------       ------  ----------
Margin %                                                          (3.7%)  (101.3%)     (1.7%)       (0.3%)      (1.6%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                               26,954       565       (169)           -      27,351
     Other regulatory charges (credits)                          18,813         -          -            -      18,813
     Amortization of rate deferrals                                (225)        -          -            -        (225)
                                                               --------  --------   --------       ------  ----------
                        Total                                    45,542       565       (169)           -      45,939
                                                               --------  --------   --------       ------  ----------

OPERATING INCOME (LOSS)                                           7,871     6,057    (17,836)         150      (3,758)
                                                               --------  --------   --------       ------  ----------
Margin %                                                          (4.1%)  (111.2%)     (1.7%)       (0.3%)      (2.2%)

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction          1,286         -          -            -       1,286
     Gain/(loss) on sale of assets - net                            (57)       18       (832)           -        (871)
     Miscellaneous - net                                         (1,229)    4,386     22,169         (529)     24,796
                                                               --------  --------   --------       ------  ----------
                          Total                                       -     4,404     21,337         (529)     25,211
                                                               --------  --------   --------       ------  ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                   4,990         -       (141)           -       4,849
     Other interest - net                                            50     5,200      4,783         (379)      9,655
     Distributions on preferred securities of subsidiaries            -         -          -            -           -
     Allowance for borrowed funds used during construction         (712)        -          -            -        (712)
                                                               --------  --------   --------       ------  ----------
                         Total                                    4,328     5,200      4,642         (379)     13,792
                                                               --------  --------   --------       ------  ----------

INCOME (LOSS) BEFORE INCOME TAXES                                 3,543     5,261     (1,141)           -       7,661

INCOME TAXES                                                      5,146    (3,479)    (4,537)           -      (2,870)
                                                               --------  --------   --------       ------  ----------

CONSOLIDATED NET INCOME (LOSS)                                   (1,603)    8,740      3,396            -      10,531

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                        (3,184)        -          -            -      (3,184)
                                                               --------  --------   --------       ------  ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                      $ 1,581   $ 8,740   $  3,396       $    -    $ 13,715
                                                               ========  ========   ========       ======  ==========
Margin %                                                          (2.0%)    31.8%       0.3%            -       (0.6%)

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                           $0.13     $0.04      $0.02                    $0.19
  DILUTED                                                         $0.12     $0.04      $0.02                    $0.18


*Totals may not foot due to rounding.


Entergy Corporation

Entergy Corporation

Consolidating Income Statement
Year to Date September 30, 2000
(Dollars in thousands)
(Unaudited)
                                                                     U.S.     Parent &  Competitive   Eliminations Consolidated
                                                                  Utilities     Other    Businesses
OPERATING REVENUES:
     Domestic electric                                             $5,415,296    $     -    $      -    $   (12,639)  $5,402,657
     Natural gas                                                       96,107          -           -              -       96,107
     Steam products                                                         -          -           -              -            -
     Competitive businesses                                                 -     22,515   1,888,914        (29,358)   1,882,071
                                                                    ---------    -------    --------     ----------   ----------
                         Total                                      5,511,403     22,515   1,888,914        (41,997)   7,380,835

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for resale 1,546,801          -     210,608           (438)   1,756,972
          Purchased power                                             666,938          -   1,395,928        (32,657)   2,030,210
                                                                    ---------    -------    --------     ----------   ----------

     Gross Margin                                                   3,297,664     22,515     282,377         (8,902)   3,593,653
     Margin %                                                           59.8%     100.0%       14.9%          21.2%        48.7%

          Nuclear refueling outage expenses                            53,625          -           -              -       53,625
          Other operation and maintenance                           1,070,092     45,996     226,161        (10,237)   1,332,012
     Decommissioning                                                   28,611          -           -              -       28,611
     Taxes other than income taxes                                    260,566      1,053       4,727              -      266,346
                                                                    ---------    -------    --------     ----------   ----------
                         Total                                      3,626,634     47,049   1,837,423        (43,331)   5,467,776
                                                                    ---------    -------    --------     ----------   ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                    1,884,769    (24,534)     51,490          1,335    1,913,059
                                                                    ---------    -------    --------     ----------   ----------
Margin %                                                                34.2%    (109.0%)       2.7%          (3.2%)       25.9%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                    537,887      2,344       5,759              -      545,991
     Other regulatory charges (credits)                                27,311          -           -              -       27,311
     Amortization of rate deferrals                                    25,776          -           -              -       25,776
                                                                    ---------    -------    --------     ----------   ----------
                        Total                                         590,974      2,344       5,759              -      599,078
                                                                    ---------    -------    --------     ----------   ----------

OPERATING INCOME (LOSS)                                             1,293,795    (26,878)     45,731          1,335    1,313,981
                                                                    ---------    -------    --------     ----------   ----------
Margin %                                                                23.5%    (119.4%)       2.4%          (3.2%)       17.8%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction               24,898          -           -              -       24,898
     Gain/(loss) on sale of assets - net                                1,594          3      19,694              -       21,291
     Miscellaneous - net                                               17,245     67,062      80,975         (8,777)     156,505
                                                                    ---------    -------    --------     ----------   ----------
                          Total                                        43,736     67,065     100,669         (8,777)     202,694
                                                                    ---------    -------    --------     ----------   ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                       354,016          -         379           (810)     353,585
     Other interest - net                                              32,523     17,485      22,852         (6,632)      66,227
     Distributions on preferred securities of subsidiaries             14,128          -           -              -       14,128
     Allowance for borrowed funds used during construction            (18,753)         -           -              -      (18,753)
                                                                    ---------    -------    --------     ----------   ----------
                         Total                                        381,914     17,485      23,231         (7,442)     415,187
                                                                    ---------    -------    --------     ----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                                     955,617     22,702     123,169             (0)   1,101,488

INCOME TAXES                                                          390,640      5,583      44,393              -      440,616
                                                                    ---------    -------    --------     ----------   ----------

CONSOLIDATED NET INCOME (LOSS)                                        564,978     17,119      78,777             (0)     660,872

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                              24,886          -           -              -       24,886
                                                                    ---------    -------    --------     ----------   ----------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                          $ 540,091    $17,119    $ 78,777     $       (0)  $  635,986
                                                                    =========    =======    ========     ==========   ==========
Margin %                                                                 9.8%      76.0%        4.2%           0.0%         8.6%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                                 $2.36      $0.08       $0.34                      $2.78
  DILUTED                                                               $2.35      $0.08       $0.34                      $2.77
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC													            228,930,171
  DILUTED                                                                                                           230,034,859

*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Income Statement
Year to Date September 30, 1999
(Dollars in thousands)
(Unaudited)
                                                                      U.S.     Parent &  Competitive   Eliminations Consolidated
                                                                    Utilities    Other    Businesses
OPERATING REVENUES:
     Domestic electric                                              $4,883,141   $      -    $      -   $    (11,909)  $4,871,232
     Natural gas                                                        78,321          -           -              -       78,321
     Steam products                                                     15,550          -           -              -       15,550
     Competitive businesses                                                  -          -   2,069,728        (13,970)   2,055,758
                                                                     ---------   --------   ---------    -----------   ----------
                         Total                                       4,977,012          -   2,069,728        (25,879)   7,020,861

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for         1,174,769          -     304,005           (719)   1,478,055
            resale.
          Purchased power                                              576,590          -   1,629,884        (15,993)   2,190,481
                                                                     ---------   --------   ---------    -----------   ----------

     Gross Margin                                                    3,225,653          -     135,839         (9,167)   3,352,325
     Margin %                                                            64.8%          -        6.6%          35.4%        47.7%

          Nuclear refueling outage expenses                             56,414          -           -              -       56,414
          Other operation and maintenance                              986,124     51,324     168,996        (10,767)   1,195,677
     Decommissioning                                                    35,004          -           -              -       35,004
     Taxes other than income taxes                                     253,003        511       5,635              -      259,149
                                                                     ---------   --------   ---------    -----------   ----------
                         Total                                       3,081,904     51,835   2,108,520        (27,479)   5,214,780
                                                                     ---------   --------   ---------    -----------   ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                     1,895,108    (51,835)    (38,792)         1,600    1,806,081
                                                                     ---------   --------   ---------    -----------   ----------
Margin %                                                                 38.1%          -       (1.9%)         (6.2%)       25.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                     513,328      1,123       8,714              -      523,165
     Other regulatory charges (credits)                                 10,033          -           -              -       10,033
     Amortization of rate deferrals                                    107,902          -           -              -      107,902
                                                                     ---------   --------   ---------    -----------   ----------
                        Total                                          631,263      1,123       8,714              -      641,100
                                                                     ---------   --------   ---------    -----------   ----------

OPERATING INCOME (LOSS)                                              1,263,845    (52,958)    (47,506)         1,600    1,164,981
                                                                     ---------   --------   ---------    -----------   ----------
Margin %                                                                 25.4%          -       (2.3%)         (6.2%)       16.6%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction                20,636          -           -              -       20,636
     Gain/(loss) on sale of assets - net                                 1,511       (835)     61,212              -       61,888
     Miscellaneous - net                                                28,155     35,117      29,351         (3,530)      89,093
                                                                     ---------   --------   ---------    -----------   ----------
                          Total                                         50,302     34,282      90,563         (3,530)     171,617
                                                                     ---------   --------   ---------    -----------   ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                        357,078          -       2,232              -      359,310
     Other interest - net                                               48,176      5,701       6,457         (1,930)      58,404
     Distributions on preferred securities of subsidiaries              14,128          -           -              -       14,128
     Allowance for borrowed funds used during construction             (16,469)         -           -              -      (16,469)
                                                                     ---------   --------   ---------    -----------   ----------
                         Total                                         402,913      5,701       8,689         (1,930)     415,373
                                                                     ---------   --------   ---------    -----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                                      911,234    (24,377)     34,368              -      921,225

INCOME TAXES                                                           361,493     (3,529)    (15,561)             -      342,403
                                                                     ---------   --------   ---------    -----------   ----------

CONSOLIDATED NET INCOME (LOSS)                                         549,741    (20,848)     49,929              -      578,822

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                               30,645          -           -              -       30,645
                                                                     ---------   --------   ---------    -----------   ----------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                           $ 519,096   $(20,848)  $  49,929    $         -   $  548,177
                                                                     =========   ========   =========    ===========   ==========
Margin %                                                                 10.4%          -        2.4%              -         7.8%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                                  $2.11     ($0.09)      $0.20                       $2.22
  DILUTED                                                                $2.11     ($0.09)      $0.20                       $2.22
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC													              246,541,754
  DILUTED                                                                                                             246,770,002

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Year to Date September 30, 2000 vs. 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                                U.S.       Parent &    Competitive  Eliminations  Consolidated
                                                              Utilities     Other      Businesses
OPERATING REVENUES:
     Domestic electric                                        $  532,155    $       -   $        -   $      (730)    $ 531,425
     Natural gas                                                  17,786            -            -             -        17,786
     Steam products                                              (15,550)           -            -             -       (15,550)
     Competitive businesses                                            -       22,515     (180,814)      (15,388)     (173,687)
                                                                --------    ---------   ----------   -----------   -----------
                         Total                                   534,391       22,515     (180,814)      (16,118)      359,974

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased         372,032            -      (93,397)          281       278,917
            for resale.
          Purchased power                                         90,348            -     (233,956)      (16,664)     (160,271)
                                                                --------    ---------   ----------   -----------   -----------

     Gross Margin                                                 72,011       22,515      146,538           265       241,329
     Margin %                                                      (5.0%)      100.0%         8.4%        (14.2%)         0.9%

          Nuclear refueling outage expenses                       (2,789)           -            -             -        (2,789)
          Other operation and maintenance                         83,968       (5,328)      57,165           530       136,335
     Decommissioning                                              (6,393)           -            -             -        (6,393)
     Taxes other than income taxes                                 7,563          542         (908)            -         7,197
                                                                --------    ---------   ----------   -----------   -----------
                         Total                                   544,730       (4,786)    (271,097)      (15,852)      252,995
                                                                --------    ---------   ----------   -----------   -----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                 (10,339)       27,301      90,282          (265)      106,979
                                                                --------    ---------   ----------   -----------   -----------
Margin %                                                           (3.9%)      (109.0%)       4.6%          3.0%          0.2%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                24,559        1,221       (2,955)            -        22,826
     Other regulatory charges (credits)                           17,278            -            -             -        17,278
     Amortization of rate deferrals                              (82,126)           -            -             -       (82,126)
                                                                --------    ---------   ----------   -----------   -----------
                        Total                                    (40,289)       1,221       (2,955)            -       (42,022)
                                                                --------    ---------   ----------   -----------   -----------

OPERATING INCOME (LOSS)                                           29,950       26,080       93,237          (265)      149,001
                                                                --------    ---------   ----------   -----------   -----------
Margin %                                                           (1.9%)     (119.4%)        4.7%          3.0%          1.2%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction           4,262            -            -             -         4,262
     Gain/(loss) on sale of assets - net                              83          838      (41,518)            -       (40,597)
     Miscellaneous - net                                         (10,910)      31,945       51,624        (5,247)       67,412
                                                                --------    ---------   ----------   -----------   -----------
                          Total                                   (6,566)      32,783       10,106        (5,247)       31,077
                                                                --------    ---------   ----------   -----------   -----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                   (3,062)           -       (1,853)         (810)       (5,725)
     Other interest - net                                        (15,653)      11,784       16,395        (4,702)        7,823
     Distributions on preferred securities of subsidiaries             0            -            -             -             0
     Allowance for borrowed funds used during construction        (2,284)           -            -             -        (2,284)
                                                                --------    ---------   ----------   -----------   -----------
                         Total                                   (20,999)      11,784       14,542        (5,512)         (186)
                                                                --------    ---------   ----------   -----------   -----------

INCOME (LOSS) BEFORE INCOME TAXES                                 44,383       47,079       88,801            (0)      180,264

INCOME TAXES                                                      29,147        9,112       59,954             -        98,213
                                                                --------    ---------   ----------   -----------   -----------

CONSOLIDATED NET INCOME (LOSS)                                    15,237       37,967       28,848            (0)       82,051

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                         (5,759)           -            -             -        (5,759)
                                                                --------    ---------   ----------   -----------   -----------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                      $ 20,995    $  37,967   $   28,848   $        (0)  $    87,810
                                                                ========    =========   ==========   ===========   ===========
Margin %                                                           (0.6%)       76.0%         1.8%          0.0%          0.8%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                            $0.25        $0.17        $0.14                      $0.56
  DILUTED                                                          $0.24        $0.17        $0.14                      $0.55

*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Income Statement
Twelve Months Ended September 30, 2000
(Dollars in thousands)
(Unaudited)
                                                              U.S.       Parent &    Competitive   Eliminations  Consolidated
                                                            Utilities     Other      Businesses
OPERATING REVENUES:
     Domestic electric                                      $6,820,873    $       -     $       -    $  (17,732)   $6,803,141
     Natural gas                                               128,141            -             -             -       128,141
     Steam products                                                  -            -             -             -             -
     Competitive businesses                                          -       22,515     2,211,607       (32,202)    2,201,920
                                                            ----------    ---------     ---------    ----------    ----------
                         Total                               6,949,014       22,515     2,211,607       (49,934)    9,133,202

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased     2,044,107            -       318,122          (438)    2,361,791
            for resale.
          Purchased power                                      783,549            -     1,537,172       (38,509)    2,282,212
                                                            ----------    ---------     ---------    ----------    ----------

     Gross Margin                                            4,121,358       22,515       356,313       (10,987)    4,489,199
     Margin %                                                    59.3%       100.0%         16.1%         22.0%         49.2%

          Nuclear refueling outage expenses                     73,267            -             -             -        73,267
          Other operation and maintenance                    1,489,176       53,610       311,860       (12,766)    1,841,880
     Decommissioning                                            39,596            -             -             -        39,596
     Taxes other than income taxes                             342,396        1,130         2,954             -       346,480
                                                            ----------    ---------     ---------    ----------    ----------
                         Total                               4,772,091       54,740     2,170,108       (51,713)    6,945,226
                                                            ----------    ---------     ---------    ----------    ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                             2,176,923      (32,225)       41,499         1,779     2,187,976
                                                            ----------    ---------     ---------    ----------    ----------
Margin %                                                         31.3%      (143.1%)         1.9%         (3.6%)        24.0%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                             710,754        2,659         8,294             -       721,707
     Other regulatory charges (credits)                         32,111            -             -             -        32,111
     Amortization of rate deferrals                             33,500            -             -             -        33,500
                                                            ----------    ---------     ---------    ----------    ----------
                        Total                                  776,365        2,659         8,294             -       787,318
                                                            ----------    ---------     ---------    ----------    ----------

OPERATING INCOME (LOSS)                                      1,400,558      (34,884)       33,205         1,779     1,400,658
                                                            ----------    ---------     ---------    ----------    ----------
Margin %                                                         20.2%      (154.9%)         1.5%         (3.6%)        15.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction        33,553            -             -             -        33,553
     Gain/(loss) on sale of assets - net                         2,128            5        29,194             -        31,327
     Miscellaneous - net                                        28,661       71,366       132,639       (10,831)      221,835
                                                            ----------    ---------     ---------    ----------    ----------
                          Total                                 64,342       71,371       161,833       (10,831)      286,715
                                                            ----------    ---------     ---------    ----------    ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                471,584            -           379          (810)      471,153
     Other interest - net                                       49,992       17,927        30,618        (8,242)       90,296
     Distributions on preferred securities of subsidiaries      18,838            -             -             -        18,838
     Allowance for borrowed funds used during construction     (24,869)           -             -             -       (24,869)
                                                            ----------    ---------     ---------    ----------    ----------
                         Total                                 515,545       17,927        30,997        (9,052)      555,418
                                                            ----------    ---------     ---------    ----------    ----------

INCOME (LOSS) BEFORE INCOME TAXES                              949,355       18,560       164,041             -     1,131,955

INCOME TAXES                                                   380,594       28,273        46,012             -       454,879
                                                            ----------    ---------     ---------    ----------    ----------

CONSOLIDATED NET INCOME (LOSS)                                 568,761       (9,713)      118,029             -       677,076

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                       36,808            -             -             -        36,808
                                                            ----------    ---------     ---------    ----------    ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                  $  531,953    $  (9,713)  $   118,029   $         -    $  640,268
                                                            ==========    =========     =========    ==========    ==========
Margin %                                                          7.7%       (43.1%)         5.3%             -          7.0%

EARNINGS PER AVERAGE COMMON SHARE                                $2.29       ($0.04)        $0.51                       $2.76
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                                       231,946,696

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Twelve Months Ended September 30, 1999
(Dollars in thousands)
(Unaudited)
                                                               U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                             Utilities     Other      Businesses
OPERATING REVENUES:
     Domestic electric                                       $6,166,330     $      -    $       -    $  (14,083)    $6,152,247
     Natural gas                                                102,060            -            -             -        102,060
     Steam products                                              27,001            -            -             -         27,001
     Competitive businesses                                           -            -    2,840,885       (15,913)     2,824,972
                                                             ----------     --------    ---------    ----------     ----------
                         Total                                6,295,391            -    2,840,885       (29,996)     9,106,280

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased      1,567,548            -      360,476          (719)     1,927,305
            for resale
          Purchased power                                       677,854            -    2,106,539       (19,364)     2,765,029
                                                             ----------     --------    ---------    ----------     ----------

     Gross Margin                                             4,049,989            -      373,870        (9,913)     4,413,946
     Margin %                                                     64.3%            -        13.2%         33.0%          48.5%

          Nuclear refueling outage expenses                      76,165            -            -             -         76,165
          Other operation and maintenance                     1,354,341       63,552      311,459       (11,957)     1,717,395
     Decommissioning                                             45,246            -            -             -         45,246
     Taxes other than income taxes                              333,906          780        9,471             -        344,157
                                                             ----------     --------    ---------    ----------     ----------
                         Total                                4,055,060       64,332    2,787,945       (32,040)     6,875,297
                                                             ----------     --------    ---------    ----------     ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                              2,240,331      (64,332)      52,940         2,044      2,230,983
                                                             ----------     --------    ---------    ----------     ----------
Margin %                                                          35.6%            -         1.9%         (6.8%)         24.5%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                              693,669        1,703       48,558             -        743,930
     Other regulatory charges (credits)                          33,410            -            -             -         33,410
     Amortization of rate deferrals                             125,697            -            -             -        125,697
                                                             ----------     --------    ---------    ----------     ----------
                        Total                                   852,776        1,703       48,558             -        903,037
                                                             ----------     --------    ---------    ----------     ----------

OPERATING INCOME (LOSS)                                       1,387,555      (66,035)       4,382         2,044      1,327,946
                                                             ----------     --------    ---------    ----------     ----------
Margin %                                                          22.0%            -         0.2%         (6.8%)         14.6%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction         23,451            -            -             -         23,451
     Gain/(loss) on sale of assets - net                          2,152         (835)     389,603             -        390,920
     Miscellaneous - net                                         41,243       37,906       45,689        (4,068)       120,770
                                                             ----------     --------    ---------    ----------     ----------
                          Total                                  66,846       37,071      435,292        (4,068)       535,141
                                                             ----------     --------    ---------    ----------     ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                 476,122            -       53,004             -        529,126
     Other interest - net                                        69,925        8,874       11,040        (2,024)        87,815
     Distributions on preferred securities of subsidiaries       18,837            -        4,384             -         23,221
     Allowance for borrowed funds used during construction      (19,215)           -            -             -        (19,215)
                                                             ----------     --------    ---------    ----------     ----------
                         Total                                  545,669        8,874       68,428        (2,024)       620,947
                                                             ----------     --------    ---------    ----------     ----------

INCOME (LOSS) BEFORE INCOME TAXES                               908,732      (37,838)     371,246             -      1,242,140

INCOME TAXES                                                    338,990       13,553       63,775             -        416,318
                                                             ----------     --------    ---------    ----------     ----------

CONSOLIDATED NET INCOME (LOSS)                                  569,742      (51,391)     307,471             -        825,822

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                        42,114            -            -             -         42,114
                                                             ----------     --------    ---------    ----------     ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                    $ 527,628    $ (51,391)   $ 307,471   $         -    $   783,708
                                                             ==========     ========    =========    ==========     ==========
Margin %                                                           8.4%            -        10.8%             -           8.6%

EARNINGS PER AVERAGE COMMON SHARE                                 $2.14       ($0.21)       $1.25                        $3.18
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                                                        246,553,405

*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Income Statement
Twelve Months Ended September 30, 2000 vs. 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                               U.S.       Parent &    Competitive  Eliminations   Consolidated
                                                             Utilities     Other      Businesses
OPERATING REVENUES:
     Domestic electric                                        $ 654,543     $      -    $       -     $   (3,649)   $   650,894
     Natural gas                                                 26,081            -            -              -         26,081
     Steam products                                             (27,001)           -            -              -        (27,001)
     Competitive businesses                                           -       22,515     (629,278)       (16,289)      (623,052)
                                                               --------    ---------    ---------     ----------    -----------
                         Total                                  653,623       22,515     (629,278)       (19,938)        26,922

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased        476,559            -      (42,354)           281        434,486
            for resale
          Purchased power                                       105,695            -     (569,367)       (19,145)      (482,817)
                                                               --------    ---------    ---------     ----------    -----------

     Gross Margin                                                71,369       22,515      (17,557)        (1,074)        75,253
     Margin %                                                     (5.0%)      100.0%         3.0%         (11.0%)          0.7%

          Nuclear refueling outage expenses                      (2,898)           -            -              -         (2,898)
          Other operation and maintenance                       134,835       (9,942)         401           (809)       124,485
     Decommissioning                                             (5,650)           -            -              -         (5,650)
     Taxes other than income taxes                                8,490          350       (6,517)             -          2,323
                                                               --------    ---------    ---------     ----------    -----------
                         Total                                  717,031       (9,592)    (617,837)       (19,673)        69,929
                                                               --------    ---------    ---------     ----------    -----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                (63,408)      32,107      (11,441)          (265)       (43,007)
                                                               --------    ---------    ---------     ----------    -----------
Margin %                                                          (4.3%)     (143.1%)        0.0%           3.3%          (0.5%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                               17,085          956      (40,264)             -        (22,223)
     Other regulatory charges (credits)                          (1,299)           -            -              -         (1,299)
     Amortization of rate deferrals                             (92,197)           -            -              -        (92,197)
                                                               --------    ---------    ---------     ----------    -----------
                        Total                                   (76,411)         956      (40,264)             -       (115,719)
                                                               --------    ---------    ---------     ----------    -----------

OPERATING INCOME (LOSS)                                          13,003       31,151       28,823           (265)        72,712
                                                               --------    ---------    ---------     ----------    -----------
Margin %                                                          (1.9%)     (154.9%)        1.3%           3.3%           0.8%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction         10,102            -            -              -         10,102
     Gain/(loss) on sale of assets - net                            (24)         840     (360,409)             -       (359,593)
     Miscellaneous - net                                        (12,582)      33,460       86,950         (6,763)       101,065
                                                               --------    ---------    ---------     ----------    -----------
                          Total                                  (2,504)      34,300     (273,459)        (6,763)      (248,426)
                                                               --------    ---------    ---------     ----------    -----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                  (4,538)           -      (52,625)          (810)       (57,973)
     Other interest - net                                       (19,933)       9,053       19,578         (6,218)         2,481
     Distributions on preferred securities of subsidiaries            1            -       (4,384)             -         (4,383)
     Allowance for borrowed funds used during construction       (5,654)           -            -              -         (5,654)
                                                               --------    ---------    ---------     ----------    -----------
                         Total                                  (30,124)       9,053      (37,431)        (7,028)       (65,530)
                                                               --------    ---------    ---------     ----------    -----------

INCOME (LOSS) BEFORE INCOME TAXES                                40,623       56,398     (207,205)             -       (110,184)

INCOME TAXES                                                     41,604       14,720      (17,763)             -         38,561
                                                               --------    ---------    ---------     ----------    -----------

CONSOLIDATED NET INCOME (LOSS)                                     (981)      41,678     (189,442)             -       (148,746)

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                        (5,306)           -            -              -         (5,306)
                                                               --------    ---------    ---------     ----------    -----------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                      $ 4,325    $  41,678    $(189,442)    $        -    $  (143,440)
                                                               ========    =========    =========     ==========    ===========
Margin %                                                          (0.7%)      (43.1%)       (5.5%)             -          (1.6%)

EARNINGS PER AVERAGE COMMON SHARE                                  0.15         0.17        (0.74)             -          (0.42)

*Totals may not foot due to rounding.


Entergy Corporation


U.S. Utility Electric Energy Sales & Customers


                       Three Months Ended September
                                                                                % Weather
                                                  2000       1999          %     Adjusted
                                                 (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                                  11,573     11,007      5.1        2.7
     Commercial                                    7,578      7,227      4.9        3.6
     Governmental                                    744        720      3.4        2.6
     Industrial                                   11,248     11,297     (0.4)      (0.4)
                                                  ------     ------
                 Total to Ultimate Customers      31,143     30,251      2.9        1.7
      Wholesale                                    2,290      3,087     (25.8)
                                                  ------     ------
                Total Sales                       33,433     33,338      0.3
                                                  ======     ======


                           Year to Date September
                                                                                   % Weather
                                                      2000       1999          %    Adjusted
                                                     (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                                       24,943     24,274      2.8      1.2
     Commercial                                        18,738     18,137      3.3      2.6
     Governmental                                       1,966      1,932      1.7      1.4
     Industrial                                        32,886     32,340      1.7      1.7
                                                       ------     ------
                 Total to Ultimate Customers           78,533     76,683      2.4      1.7
      Wholesale                                         6,880      7,391     (6.9)
                                                       ------     ------
                Total Sales                            85,413     84,074      1.6
                                                       ======     ======

                        Twelve Months Ended September

                                                      2000       1999          %
                                                              (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                                       31,300     31,043      0.8
     Commercial                                        24,376     23,868      2.1
     Governmental                                       2,598      2,549      1.9
     Industrial                                        44,095     43,216      2.0
                                                      -------    -------
                 Total to Ultimate Customers          102,369    100,676      1.7
      Wholesale                                         9,203     10,998    (16.3)
                                                      -------    -------
                Total Sales                           111,572    111,674     (0.1)
                                                      =======    =======


                                  September

                                                      2000       1999          %
   ELECTRIC CUSTOMERS (YEAR TO DATE AVERAGE):
     Residential                                    2,204,308  2,178,367      1.2
     Commercial                                       288,473    281,267      2.6
     Governmental                                      14,296     13,944      2.5
     Industrial                                        42,476     42,496     (0.0)
                                                    ---------  ---------
                 Total to Ultimate Customers        2,549,553  2,516,074      1.3
      Wholesale                                            38         42     (9.4)
                                                    ---------  ---------
                Total Sales                         2,549,591  2,516,116      1.3
                                                    =========  =========
